UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2024

Universal Security Instruments, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11407 Cronhill Drive, Suite A

Owings Mills, MD 21117

(Address of Principal Executive Offices and Zip Code)

(410) 363-3000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 29, 2024, Universal Security Instruments, Inc., a Maryland corporation (“USI”) and USI’s wholly-owned subsidiary, USI Electric, Inc., a Texas corporation (“USI Electric” and, together with USI, the “Company”), on the one hand, entered into an Asset Purchase Agreement (collectively, including its exhibits and ancillary agreements, the “Agreement”) with Feit Electric Company, Inc., a California corporation (“Feit Electric”), on the other hand, pursuant to which Feit Electric agreed to acquire substantially all of the assets of the Company, consisting of certain inventory (“Eligible Inventory”) and non-tangible assets of the Company, for aggregate cash consideration to the Company of $6 million (the “Base Purchase Price”). The Base Purchase Price is subject to adjustment as provided in the Agreement based upon the value of the Eligible Inventory at the time of closing (the “Closing”).

The Agreement contains customary representations, warranties and covenants. The Closing is subject to the satisfaction or waiver of certain customary closing conditions, including but not limited to, the approval of the transaction by the requisite vote of USI’s stockholders. The Agreement also contains customary termination provisions.

The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference. The Agreement has been included to provide stockholders and investors with information regarding its terms. It is not intended to provide any other factual information about the Company or Feit Electric. In particular, the assertions embodied in the representations and warranties contained in the Agreement are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Agreement, including information contained in confidential disclosure schedules provided by the Company to Feit Electric in connection with the signing of the Agreement. The confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the parties thereto rather than establishing matters as facts. Accordingly, stockholders and investors should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts about the Company.

Item 8.01.     Other Events.

As previously announced, USI’s Board of Directors has, from time to time, considered a number of factors that greatly impact USI’s future prospects and shareholder value, including: (a) USI’s business, operational and financial prospects, and the limited upside value available to shareholders if USI continues as an independent stand-alone business; (b) the competitive landscape in USI’s market, the need for capital to generate significant growth and USI’s limited sources for such capital; (c) import and supply chain challenges, the increased costs resulting from such challenges, and the projected duration of the current supply chain issues; and (d) USI’s management and succession planning. The Board of Directors has been exploring a diverse range of strategic transaction options for more than three years in an effort to deliver enhanced value to its shareholders, including a sale of USI. USI’s Board of Directors has approved the asset sale and believes that this transaction is in the best interests of USI’s shareholders.

In addition to the asset sale, the Board of Directors approved, subject to shareholder approval, the subsequent liquidation and dissolution of USI. A shareholder vote will be sought by proxy solicitation, which will include approval of the asset sale and approval of a plan of dissolution calling for the liquidation of any remaining assets, satisfying or making reasonable provisions for any remaining obligations, and making distributions to our shareholders of available proceeds. The Board of Directors intends to seek to distribute remaining funds to USI’s shareholders as quickly as possible, as permitted by law and the plan of dissolution. The amount available for distribution to shareholders will depend on the total of the final purchase price paid by Feit Electric, cash available to USI following the sale of its inventory not purchased by Feit Electric, and collections on outstanding receivables, less payment of USI’s outstanding obligations, closing costs and reserves for contingencies. At this time, USI estimates that the distribution to shareholders will be approximately $2.51 per share, which represents a premium of 83% over the closing price of USI’s common stock on October 29, 2024, the day the Asset Purchase Agreement was signed.

The asset sale and dissolution will require approval from USI’s shareholders holding at least two-thirds of the outstanding shares of USI’s common stock entitled to vote.

Important Information for Stockholders

This Current Report on Form 8-K and the exhibits hereto is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of any vote or approval, or of an offer to buy the securities of the Company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

In connection with the proposed transaction, the Company intends to file a proxy statement with the United States Securities and Exchange Commission (the “SEC”). The Company also plans to file other documents with the SEC regarding the proposed transaction. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the stockholders of record of the Company. The board of directors of the Company will set the record date prior to mailing the definitive proxy statement. STOCKHOLDERS OF THE COMPANY ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTION THAT WILL BE FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

The Company and its executive officers, directors, other members of management, and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the executive officers and directors of the Company is set forth in the Company’s definitive proxy statement for the Company’s 2024 annual meeting of stockholders filed with the SEC on July 29, 2024. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Agreement.

Cautionary Note About Forward-Looking Statements

This communication contains “forward-looking statements.” The Company generally identifies forward- looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. the Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company’s ability to obtain the shareholder approval required to consummate the proposed transactions and the timing of the closing of the proposed transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed transactions will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the proposed transactions; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transactions, (iv) unanticipated difficulties or expenditures relating to the proposed transactions, the response of the Company’s competitors to the announcement of the proposed transactions, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transactions; and (v) those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

10.1	Asset Purchase Agreement by and between Feit Electric Company, Inc., Universal Security Instruments, Inc. and USI Electric, Inc. dated October 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC.
(Registrant)

Date: October 30, 2024	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

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